Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT, dated as of December 16, 2016 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 19, 2011, as amended and restated as of December 18, 2013, as further amended by the First Amendment, dated as of December 18, 2014, and the Second Amendment, dated as of December 18, 2015 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among TIME WARNER INC., a Delaware corporation, TIME WARNER INTERNATIONAL FINANCE LIMITED, a company organized under the laws of England and Wales, the several banks and other financial institutions from time to time party thereto (the “Lenders”), and CITIBANK, N.A., as administrative agent (the “Administrative Agent”).

WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Existing Credit Agreement on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers have requested that the Lenders (a) extend the maturity of their Loans and the expiration of their Commitments and (b) effect certain other amendments to the Existing Credit Agreement as set forth herein; and

WHEREAS, the Lenders are willing to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Existing Credit Agreement.

SECTION 2. Amendment of Existing Credit Agreement. Effective as of the Third Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows (the Existing Credit Agreement, as so amended, being referred to herein as the “Credit Agreement”):

(a)	Section 1.01 of the Existing Credit Agreement is hereby amended by:

(i) inserting the following new defined terms in appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Third Amendment” means the Third Amendment, dated as of December 16, 2016, to this Agreement among the Borrowers, the Lenders and the Administrative Agent.

“Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment, which date is, for the avoidance of doubt, December 16, 2016.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(ii) amending and restating the following definitions in their respective entireties to read as follows:

“Swingline Lender” means any Tranche One Lender selected by Time Warner with such Lender’s consent, in its capacity as a lender of Swingline Loans hereunder.

“Swingline Sublimit” means $0 or such other amount as may be agreed by the Swingline Lender at the time it becomes a Swingline Lender; provided that the aggregate outstanding principal amount of all Swingline Loans cannot exceed $250,000,000 at any time.

“Tranche One Maturity Date” means December 18, 2021, as such date may be extended pursuant to Section 2.08(d).

“Tranche Two Maturity Date” means December 18, 2021, as such date may be extended pursuant to Section 2.08(d).

(iii) amending the definition of “Defaulting Lender” by (A) inserting the following immediately after clause (e) thereof “, (f) shall have become the subject of a Bail-in Action”, (B) re-numbering clause (f) thereof as clause (g), (C) inserting “or a Bail-in Action” immediately after “insolvency proceeding” in clause (g) thereof and (D) inserting “, Bail-in Action” immediately following “any such proceeding” in clause (g) thereof.

(iv) amending the definition of “LC Percentage” by replacing “33.3%” with “20.0%”.

(v) amending the definitions of “Tranche One Commitment” and “Tranche Two Commitment” respectively by deleting the phrase “Second Amendment Effective Date” in the last sentence thereof and replacing it with the phrase “Third Amendment Effective Date”.

(b) Section 2.16(i) of the Existing Credit Agreement is hereby amended by deleting the words “Loan Document” therein and replacing them with the words “Credit Document”.

(c) Section 2.22(a) of the Existing Credit Agreement is hereby amended by inserting “subject to Section 9.17,” in clause (iii) thereof, immediately before “any such assignment”.

(d) Section 9.04(e) of the Existing Credit Agreement is hereby amended by deleting the words “Loan Document” therein and replacing them with the words “Credit Document”.

(e) The Existing Credit Agreement is hereby further amended by inserting the following new paragraph at the end thereof:

“9.17. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(f) Schedule 2.01 to the Existing Credit Agreement is hereby amended and restated in the form of Schedule 2.01 attached hereto.

(g) It is acknowledged and agreed that the extension of the Tranche One Maturity Date and Tranche Two Maturity Date effected pursuant to this Amendment shall not reduce the number of Maturity Date extensions that may be effected pursuant to Section 2.08(d) of the Existing Credit Agreement or otherwise affect the rights of the Borrowers under such Section; provided, however, the reference to “November 15, 2016” in clause (v) of the last sentence of such Section shall be replaced with “November 17, 2017”.

SECTION 3. Representations and Warranties. Each of the Borrowers hereby represents and warrants that (i) this Amendment is within such Borrower’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of such Borrower, (ii) this Amendment has been duly executed and delivered by such Borrower, (iii) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing and (v) the representations and warranties set forth in Article III of the Existing Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which:

(a) the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of each Borrower, all the Lenders, all the Issuing Banks and all the Swingline Lenders;

(b) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and, where applicable, good standing of each Borrower and the authorization of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(c) the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders dated the Third Amendment Effective Date) of (i) Cravath, Swaine & Moore LLP, special New York counsel for the Borrowers and (ii) Simpson Thacher & Bartlett LLP, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(d) the Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Annex I hereto, duly executed and delivered by each Guarantor;

(e) the Administrative Agent shall have received a certificate from each Borrower, in form and substance reasonably satisfactory to the Administrative Agent, dated the Third Amendment Effective Date and signed by a Responsible Officer of such Borrower, confirming that on and as of the Third Amendment Effective Date (i) the representations and warranties set forth in the Credit Documents are true and correct in all material respects (except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred or is continuing; and

(f) the Administrative Agent shall have received, for the account of each Lender, a consent fee as set forth on Annex II hereto;

provided that if the Third Amendment Effective Date shall not have occurred on or before December 30, 2016, this Amendment shall terminate and be of no further force and effect. The Administrative Agent shall notify the Borrowers and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding.

Without limiting the generality of the provisions of Article VIII of the Existing Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 4 unless the Administrative Agent shall have received notice from such Lender prior to the proposed Third Amendment Effective Date specifying its objections thereto.

SECTION 5. Costs and Expenses. The Borrowers shall pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment.

SECTION 6. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document in similar or different circumstances.

(b) Each Credit Party agrees that all of its obligations, liabilities and indebtedness under each Credit Document, including guarantee obligations, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Amendment.

(c) On and after the Third Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Credit Document shall be deemed to be a reference to the Existing Credit Agreement as amended hereby.

SECTION 7. Interpretation. This Amendment shall constitute a Credit Document for the purposes of the Credit Agreement and the other Credit Documents.

SECTION 8. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Amendment shall be construed in accordance with and governed by the law of the State of New York.

(b) Each party to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each party to this Amendment hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

SECTION 9. Miscellaneous. Sections 9.01, 9.04(a), 9.05, 9.06, 9.07, 9.10, 9.11 and 9.13 of the Existing Credit Agreement shall be applicable to this Amendment as though set forth herein, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TIME WARNER INC., as Borrower

By:	/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Senior Vice President & Treasurer

TIME WARNER INTERNATIONAL FINANCE LIMITED, as Borrower

By:	/s/ Stephen N. Kapner
Name: Stephen N. Kapner
Title: Director

[Signature Page to Third Amendment]

CITIBANK, N.A., as Administrative Agent, an Issuing Bank, a Lender and a Swingline Lender,

By: /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Signature Page to Third Amendment]

BANK OF AMERICA, N.A., as an Issuing Bank and a Lender

By: /s/ Colin A. Pierce
Name: Colin A. Pierce
Title: Associate

[Signature Page to Third Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By: /s/ Ola Anderssen
Name: Ola Anderssen
Title: Director

[Signature Page to Third Amendment]

BARCLAYS BANK PLC, as a Lender,

By: /s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Assistant Vice President

[Signature Page to Third Amendment]

BNP PARIBAS, as an Issuing Bank, a Lender and a Swingline Lender,

By: /s/ Barbara E. Nash
Name: Barbara E. Nash
Title: Managing Director

By: /s/ Marla Mulic
Name: Marla Mulic
Title: Director

[Signature Page to Third Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender,

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[Signature Page to Third Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender,

By: /s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[Signature Page to Third Amendment]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender,

By: /s/ Jonathan Eady
Name: Jonathan Eady
Title: Vice President

[Signature Page to Third Amendment]

WELLS FARGO BANK, National Association, as a Lender,

By: /s/ David Mallett
Name: David Mallett
Title: Managing Director

[Signature Page to Third Amendment]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender,

By: /s/ Tanya Crossley
Name: Tanya Crossley
Title: Managing Director

By: /s/ Kestrina Budina
Name: Kestrina Budina
Title: Director

[Signature Page to Third Amendment]

MIZUHO BANK, LTD., as a Lender,

By: /s/ Daniel Guevara
Name: Daniel Guevara
Title: Authorized Signatory

[Signature Page to Third Amendment]

BANCO SANTANDER, S.A., as a Lender,

By: /s/ Paloma Garcia Caitro
Name: Paloma Garcia Caitro
Title: VP

By: /s/ Federico Robin
Name: Federico Robin
Title: Executive Director

[Signature Page to Third Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender,

By: /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

[Signature Page to Third Amendment]

SOCIÉTÉ GÉNÉRALE, as a Lender,

By: /s/ Shelley Yu
Name: Shelley Yu
Title: Director

[Signature Page to Third Amendment]

THE BANK OF NOVA SCOTIA, as a Lender,

By: /s/ Laura Gimena
Name: Laura Gimena
Title: Director

[Signature Page to Third Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as a Lender,

By: /s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By: /s/ Kelly Heimrich
Name: Kelly Heimrich
Title: Authorized Signatory

[Signature Page to Third Amendment]

MORGAN STANLEY BANK, N.A., as a Lender,

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Third Amendment]

THE BANK OF NEW YORK MELLON, as a Lender,

By: /s/ Molly C. Homoki
Name: Molly C. Homoki
Title: Senior Associate

[Signature Page to Third Amendment]

ANNEX I TO

THIRD AMENDMENT

ACKNOWLEDGMENT AND CONSENT

Reference is made to the THIRD AMENDMENT, dated as of December 16, 2016 (the “Third Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 19, 2011, as amended and restated as of December 18, 2013, as further amended by the First Amendment, dated as of December 18, 2014, and the Second Amendment, dated as of December 18, 2015 (as further amended by the Third Amendment, the “Credit Agreement”), among TIME WARNER INC., a Delaware corporation, TIME WARNER INTERNATIONAL FINANCE LIMITED, a company organized under the laws of England and Wales, the Lenders party thereto and CITIBANK, N.A., as administrative agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

Each of the undersigned parties to the Guarantee hereby (a) consents to the transactions contemplated by the Third Amendment and (b) acknowledges and agrees that the guarantees made by such party contained in the Guarantee are, and shall remain, in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to the Third Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.

TIME WARNER INC., as Guarantor

By: _______________________________
Name:
Title:

HISTORIC TW INC., as Guarantor

By: _______________________________
Name:
Title:

TURNER BROADCASTING SYSTEM, INC., as Guarantor

By: _______________________________
Name:
Title:

HOME BOX OFFICE, INC., as Guarantor

By: _______________________________
Name:
Title:

ANNEX II TO

THIRD AMENDMENT

The consent fee shall be in an amount equal to, (i) in the case of each Tranche One Lender that consents to this Amendment on or prior to December 16, 2016, (A) 0.04% of the amount of the Tranche One Commitment of such Lender under the Existing Credit Agreement (after giving effect to any reduction in such commitment effective on the Third Amendment Effective Date, the “Existing Tranche One Commitment”) and (B) 0.15% of the amount of the Tranche One Commitment of such Lender that is in excess of such Lender’s Existing Tranche One Commitment as of December 16, 2016, to the extent applicable, and (ii) in the case of each Tranche Two Lender that consents to this Amendment on or prior to December 16, 2016, (A) 0.04% of the amount of the Tranche Two Commitment of such Lender under the Existing Credit Agreement (after giving effect to any reduction in such commitment effective on the Third Amendment Effective Date, the “Existing Tranche Two Commitment”) and (B) 0.15% of the amount of the Tranche Two Commitment of such Lender that is in excess of such Lender’s Existing Tranche Two Commitment as of December 16, 2016, to the extent applicable.

SCHEDULE 2.01

COMMITMENTS

Lender	Tranche One Commitment	Tranche Two Commitment

Citibank, N.A.	$187,500,000	$187,500,000

Bank of America, N.A.	$187,500,000	$187,500,000

Barclays Bank PLC	$187,500,000	$187,500,000

BNP Paribas	$187,500,000	$187,500,000

Deutsche Bank AG New York Branch	$187,500,000	$187,500,000

JPMorgan Chase Bank, N.A.	$187,500,000	$187,500,000

Mizuho Bank, Ltd.	$187,500,000	$187,500,000

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$187,500,000	$187,500,000

Wells Fargo Bank, National Association	$187,500,000	$187,500,000

Banco Santander, S.A.	$112,500,000	$112,500,000

Crédit Agricole Corporate and Investment Bank	$112,500,000	$112,500,000

Société Générale	$112,500,000	$112,500,000

Sumitomo Mitsui Banking Corporation	$112,500,000	$112,500,000

The Royal Bank of Scotland plc	$112,500,000	$112,500,000

Morgan Stanley Bank, N.A.	$87,500,000	$87,500,000

Credit Suisse AG, Cayman Islands Branch	$62,500,000	$62,500,000

Lender	Tranche One Commitment	Tranche Two Commitment

The Bank of Nova Scotia	$62,500,000	$62,500,000

The Bank of New York Mellon	$37,500,000	$37,500,000

SUB-TOTALS	$2,500,000,000	$2,500,000,000

TOTAL	$5,000,000,000